UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN FINANCE TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
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The external advisor to American Finance Trust, Inc. (the “Company”) is expected to send the following e-mail to financial advisors in connection with the Company’s 2019 annual meeting of stockholders.

The American Finance Trust, Inc. ("AFIN") annual meeting of stockholders will be held on May 6, 2019.

AFIN mailed proxy materials to stockholders of record as of March 15, 2019.

This year’s proxy includes only the election of Leslie D. Michelson as the Class II director to serve until the 2022 Annual Meeting and the ratification of the appointment of PricewaterhouseCoopers LLP as AFIN's independent registered public accounting firm for the year ending December 31, 2019.

Link to Proxy Statement

Provided below for your reference are links to the fourth quarter 2018 AFIN investor presentation, fourth quarter and full year 2018 results release, earnings call replay and 2018 Form 10-K.

Fourth Quarter Presentation

Earnings Release

Conference Call Replay

Form 10-K Filing

Thank you in advance for your support and assistance in encouraging your clients to vote early this year!

Should you have any questions regarding these materials or the proxy solicitation, please call our Investor Services line at 866-902-0063.

Copyright (C) 2019 AR Global Investments, LLC All rights reserved.

405 Park Avenue, New York, NY 10022 | T: 212-415-6500.

The following was made part of the Company’s website.

American Finance Trust

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NASDAQ GS
AFIN $10.62
▼$ -0.1
As of: 4/4/2019 04:00 pm

Walgreens
Walgreens

American Finance Trust, Inc. (Nasdaq: AFIN) is a publicly traded real estate investment trust listed on the Nasdaq focused on managing and acquiring a high-quality single and multi-tenant portfolio that is service-retail focused. The portfolio consists of a strong, creditworthy tenant base and is well positioned for growth.

Attention AFIN shareholders, the annual proxy is now effective. Please take the time to vote. It will only take a few minutes to review the proxy statement and vote by clicking the button below or calling 800-579-1639.

Vote Now Link to Proxy Statement

INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. THESE MATERIALS ARE AVAILABLE FREE OF CHARGE ON THE SEC'S WEBSITE AT WWW.SEC.GOV OR AT WWW.AMERICANFINANCETRUST.COM

Announcements

March 22, 2019: American Finance Trust Prices Public Offering of 1,200,000 Shares of 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock

Read the Press Release here.

March 21, 2019: American Finance Trust Announces Offering of Series A Cumulative Redeemable Perpetual Preferred Stock

Read the Press Release here.